This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Deutsche Banc Alex. Brown Inc., JP Morgan Securities Inc., and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.



GECCMC 2001-3

STRATS BY PROPERTY TYPE

----------------------------------------------------------------------------------------------------------------------------------
                          NUMBER OF      CUT-OFF DATE                 AVERAGE BALANCE    WA             WA                WA
PROPERTY TYPE             PROPERTIES        BALANCE      % OF POOL       BY PROPERTY    DSCR       CUT-OFF LTV       MATURITY LTV
----------------------------------------------------------------------------------------------------------------------------------
Multifamily                  47          327,045,799       33.93%        6,958,421      1.30          75.38%            66.37%
----------------------------------------------------------------------------------------------------------------------------------
Office                       26          268,768,372       27.89%       10,337,245      1.34          69.09%            60.38%
----------------------------------------------------------------------------------------------------------------------------------
Retail                       26          221,343,888       22.96%        8,513,226      1.35          74.69%            65.72%
----------------------------------------------------------------------------------------------------------------------------------
Self Storage                 22           61,623,552       6.39%         2,801,071      1.46          68.98%            55.67%
----------------------------------------------------------------------------------------------------------------------------------
Hotel                         4           37,726,398       3.91%         9,431,600      1.65          57.45%            48.03%
----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing          8           25,257,644       2.62%         3,157,206      1.35          70.47%            63.06%
----------------------------------------------------------------------------------------------------------------------------------
Industrial                    7           22,070,414       2.29%         3,152,916      1.46          61.77%            31.97%
----------------------------------------------------------------------------------------------------------------------------------
            TOTALS:          140         963,836,068      100.00%        6,884,543      1.35          71.89%            62.24%
----------------------------------------------------------------------------------------------------------------------------------

*DSCR and LTV calculations exclude 3 credit tenant lease loans

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Deutsche Banc Alex. Brown Inc., JP Morgan Securities Inc., and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.




GE CAPITAL COMMERCIAL MORTGAGE CORPORATION, SERIES 2001-3

LOAN WITH TENANTS OCCUPYING 50% OR MORE OF SQUARE FOOTAGE

                                                  % OF       MORTGAGE     CUT-OFF      GENERAL           DETAILED
                                               INITIAL POOL   LOAN         DATE       PROPERTY          PROPERTY
ID                      PROPERTY NAME            BALANCE     SELLER (1)   BALANCE       TYPE              TYPE              DSCR
------------------------------------------------------------------------------------------------------------------------------------
29a      2100 Hunters Point Avenue                 0.50%        BSFI     4,786,006     Industrial        Warehouse
29b      93-30 Van Wyck Expressway                 0.43%        BSFI     4,112,974     Industrial        Warehouse
29c      449 West 49 Street                        0.21%        BSFI     2,068,951     Industrial        Warehouse
87       Walgreens Meridian                        0.35%        GACC     3,374,995     Retail            CTL               1.16
93       Walgreen Passaic                          0.33%        GACC     3,179,098     Retail            CTL               1.10
105      Walgreens Joliet                          0.28%        GACC     2,715,920     Retail            CTL               1.03
82       Sav-On Drug Azusa                         0.38%        GECC     3,675,872     Retail            Anchored          1.25
90       25 Commerce Road                          0.34%        GECC     3,238,821     Industrial        Warehouse         1.45
17       Arbors at Brookhollow                     1.61%        BSFI    15,471,851     Office            Office            1.34
63       Orange Grove Center                       0.64%        GECC     6,188,708     Retail            Anchored          1.24
65       32270 Telegraph Road Office Building      0.64%        GECC     6,160,000     Office            Office            1.31
 3       East Gate Square III                      1.17%        BSFI    11,234,582     Retail            Anchored          1.32
47       Davisville Shopping Center                0.79%        BSFI     7,600,000     Retail            Anchored          1.39
121      10000 San Pedro Office Building           0.19%        GECC     1,842,088     Office            Office            1.25
61       Executive Center One Office Building      0.69%        GECC     6,682,989     Office            Office            1.78
104      Highlands Plaza                           0.28%        GECC     2,732,000     Retail            Shadow Anchored   1.45


TABLE (CONTINUED)

              NET           UNITS
          RENTABLE           OF                                                                                        LEASE
ID      AREA SF/UNITS      MEASURE                    LARGEST TENANT                           SF         % OF SF    EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------
29a        108,000         Sq. Ft.   Morgan and Brother Manhattan Storage Company, Inc.      108,000      100.00%      9/30/16
29b         87,920         Sq. Ft.   Morgan and Brother Manhattan Storage Company, Inc.       87,920      100.00%      9/30/16
29c         30,380         Sq. Ft.   Morgan and Brother Manhattan Storage Company, Inc.       30,380      100.00%      9/30/16
87          15,120         Sq. Ft.   Walgreen Co.                                             15,120      100.00%     10/31/20
93          13,905         Sq. Ft.   Walgreen Co.                                             13,905      100.00%     11/30/20
105         13,905         Sq. Ft.   Walgreen Co.                                             13,905      100.00%     11/30/19
82          18,651         Sq. Ft.   Sav-On-Drug                                              16,730       89.70%      2/28/25
90         103,600         Sq. Ft.   Archive Inc.                                             83,800       80.89%      8/31/09
17         114,363         Sq. Ft.   Southwestern Bell Telephone Company                      85,893       75.11%     12/31/10
63          68,865         Sq. Ft.   Publix                                                   44,265       64.28%    12/9/2019
65          53,481         Sq. Ft.   Honigman Miller Schwartz and Cohn LLP                    32,378       60.54%      1/31/06
 3         124,816         Sq. Ft.   Dick's Sporting Goods                                    70,000       56.08%      9/30/18
47          98,005         Sq. Ft.   ACME                                                     54,432       55.54%      8/31/21
121         19,391         Sq. Ft.   Bury + Partners - SA, Inc.                               10,145       52.32%     10/14/05
61          85,935         Sq. Ft.   Galileo International, LLC                               43,964       51.16%      9/30/06
104         39,282         Sq. Ft.   Goody's Family Clothing                                  20,020       50.96%     11/30/15


Cutoff Date Balance of loans with Tenants 50% or More:  85,064,854
Percent of Pool                                          8.83%

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Deutsche Banc Alex. Brown Inc., JP Morgan Securities Inc., and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.



TOP 5 OFFICE TENANTS BASED ON SQUARE FOOTAGE
--------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PROPERTY                          TENANT NAME                                          SQUARE FOOTAGE      CREDIT RATING
-----------------------------------------------------------------------------------------------------------------------------
One City Center                   Anheuser-Busch Incorporated(1)                           126,239          A+/A1
-----------------------------------------------------------------------------------------------------------------------------
Arbors at Brookhollow             Southwestern Bell Telephone Company                       85,893          AA-/Aa3
-----------------------------------------------------------------------------------------------------------------------------
Continental Park                  Tri- Star Electric                                        81,300          Privately Owned
-----------------------------------------------------------------------------------------------------------------------------
One City Center                   Trans World Airlines, Inc. (American Airlines)            56,700          BB/Baa3
-----------------------------------------------------------------------------------------------------------------------------
One City Center                   Sandberg, Phoenix & von Gontard, P.C.                     46,671          N/A
-----------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)

----------------------------------------------------------------------------------------------------------------
PROPERTY                                                            DESCRIPTION
----------------------------------------------------------------------------------------------------------------
One City Center           Anheuser-Busch Inc. is the world's largest brewer of beer and the parent corporation to a number of subsidiaries that conduct various other business operations. The Company's operations are comprised of the following business segments: domestic beer, international beer, packaging, entertainment and other.

----------------------------------------------------------------------------------------------------------------
Arbors at Brookhollow     Southwestern Bell Telephone Company is a wholly owned subsidiary of SBC
                          Communications and the number two local phone company in the United States. SBC operates approximately 61 million local access lines in 13 states.

----------------------------------------------------------------------------------------------------------------
Continental Park          This company was founded in 1976 and is a wholly owned subsidiary of DeCrane
                          Aircraft Holdings company, which is a subsidiary of DLJ Merchant Banking. Both
                          Tri-Star and DeCrane Aircraft Holdings headquarters' location are located within the subject business park, but DeCrane is located in a building that is not part of the collateral. Tri-Star is a leading supplier of products for the military, commercial, and industrial applications and is reported to be the supplier of
                          90% of the world's aerospace, avionics, and electronics original equipment systems for manufacturers of certain products.

----------------------------------------------------------------------------------------------------------------
One City Center           Trans World Airlines is an AMR Corp. company. AMR is engaged in the airline industry through its subsidiaries, American Airlines Inc and Trans World
                          Airlines. AMR provides scheduled jet service to more than 169 destinations throughout North America, the Caribbean, Latin America, Europe and the Pacific.
                          AMR Eagle Holding Corp., a wholly owned subsidiary of the Company, owns two regional airlines that do business as American Eagle. Its carriers provide connecting service from eight of American's high-traffic cities to smaller markets throughout the United States, Canada, the Bahamas and the Caribbean. AMR
                          Investment Services Inc., another subsidiary, is responsible for the investment and oversight of AMR's defined benefit and defined contribution plans, as well as its fixed-income investments.

----------------------------------------------------------------------------------------------------------------
One City Center           Sandberg, Phoenix & von Gontard, P.C., was founded in 1979 with nine attorneys.
                          The firm has since grown to be one of the most well regarded law firms in the
                          St. Louis metropolitan area. They are in their 22nd year with 50 attorneys, 12 paralegals, and a staff of 59. The firm currently is undergoing major renovations to its space, with a completion date of March 2002.

----------------------------------------------------------------------------------------------------------------

TOP 5 RETAIL TENANTS BASED ON SQUARE FOOTAGE
--------------------------------------------

PROPERTY                                 TENANT NAME                         SQUARE FOOTAGE      CREDIT RATING
------------------------------------------------------------------------------------------------------------------
Southgate Sacramento                     Wal-Mart                               131,245           AA/Aa2
------------------------------------------------------------------------------------------------------------------
Branhaven Plaza Shopping Center          Kohl's Corporation                      86,830           A-/A3
------------------------------------------------------------------------------------------------------------------
East Gate Square III                     Dick's Sporting Goods                   70,000           N/A
------------------------------------------------------------------------------------------------------------------
Southgate Sacramento                     Albertson's                             65,765           BBB+/Baa1
------------------------------------------------------------------------------------------------------------------
Four Seasons Shopping Center             Super Fresh                             55,940           BB/B2
------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)

PROPERTY                             DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------
Southgate Sacramento                 Wal-Mart Stores, Inc. operates mass merchandising stores in three segments:
                                     Wal-Mart; Sam's Club, and International. As of 1/1/2001, the company operated
                                     1,736 discount stores, 888 Supercenters, 475 Sam's Clubs, and 19 neighborhood markets.

---------------------------------------------------------------------------------------------------------------------------
Branhaven Plaza Shopping Center      Kohl's Corporation currently operates 354 family oriented, specialty department stores that feature quality, national brand merchandise priced to provide value to customers. The Company's stores sell moderately priced apparel, shoes, accessories and home products targeted to middle-income customers shopping for their families and homes. Kohl's stores have fewer departments than traditional, full-line department stores, but offer customers dominant assortments of merchandise displayed in complete selections of styles, colors and sizes.
                                     Central to the Company's pricing strategy and overall profitability is a culture focused on maintaining a low-cost structure. Critical elements of this low-cost structure are the Company's store format, lean staffing levels, sophisticated management information systems and operating efficiencies resulting from centralized buying, advertising and distribution.

---------------------------------------------------------------------------------------------------------------------------
East Gate Square III                 Dick's Sporting Goods is a privately held specialty retailer that specializes in the sale of a wide range of sporting goods. The company ranked number 294 in
                                     Forbes Private 500 ranking. Sales in 2000 grew to $900 million and it is now the second leading sports retailer, behind The Sports Authority. The company operates approximately 100 stores in 20 states.

---------------------------------------------------------------------------------------------------------------------------
Southgate Sacramento                 Albertson's, Inc. is one of the largest retail food-drug chains in the United
                                     States with 2,512 stores in 36 states. Company stores operate primarily under the names of Albertson's, Acme Markets, Jewel Food Stores, Seessel's Super
                                     Saver, Max, Osco Drug, and Sav-On

---------------------------------------------------------------------------------------------------------------------------
Four Seasons Shopping Center         Super Fresh is a wholly owned subsidiary of the Great Atlantic & Pacific Tea
                                     Company, Inc. (A&P). A&P operates a combination of food and drug stores, conventional supermarkets and limited assortment food stores in 16 States, D.C., and Canada. A&P is one of the nations oldest supermarket chains.

---------------------------------------------------------------------------------------------------------------------------

TOP 5 INDUSTRIAL TENANTS BASED ON SQUARE FOOTAGE
------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
PROPERTY                                 TENANT NAME                                        SQUARE FOOTAGE    CREDIT RATING

---------------------------------------------------------------------------------------------------------------------------------
Morgan and Brother Storage (1)           Morgan and Brother Manhattan Storage Company, Inc.     226,300            N/A
---------------------------------------------------------------------------------------------------------------------------------
25 Commerce Road                         Archive Inc.                                            83,800            N/A
---------------------------------------------------------------------------------------------------------------------------------
Westwood Business Center                 Education America                                       32,367            N/A
---------------------------------------------------------------------------------------------------------------------------------
Westwood Business Center                 KVM Technologies                                        29,040            N/A
---------------------------------------------------------------------------------------------------------------------------------
25 Commerce Road                         Novo Industries                                         19,800            N/A
---------------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------
PROPERTY                          DESCRIPTION

--------------------------------------------------------------------------------------------------------------------------

Morgan and Brother Storage (1)    Morgan and Brother Manhattan Storage Company is a privately held company founded in 1851. The company has 8 warehouses throughout New York, New Jersey and
                                  Connecticut. The warehouse buildings store primarily household goods, valuable artwork, business records, and one of the largest wine storage facilities in New
                                  York. For the year ending December 2000, the company had revenues of $9.2 million.

--------------------------------------------------------------------------------------------------------------------------
25 Commerce Road                  Archive Systems has been in business since 1991. The company provides special warehouse and storage, specializing in document or office records. The company sells to commercial concerns, primarily insurance companies, law firms and accounting firms."

--------------------------------------------------------------------------------------------------------------------------
Westwood Business Center          Education America is a private company that operates as a trade and technical accredited private college. Education America has 19 campuses nationwide. As of
                                  December 31, 2000 sales were $87 million.

--------------------------------------------------------------------------------------------------------------------------
Westwood Business Center          KMV is a private company that manufactures electronic medication dispensing equipment. KMV has been a tenant at the property for 12 years. Lark Technologies is a public company (OTC Exchange) and is a provider of contract molecular biology services specializing in DNA sequencing, library screening and restriction mapping. As of December 31, 1998 sales were $4.5 million with a
                                  15.6% increase over the past 4 years.

--------------------------------------------------------------------------------------------------------------------------
25 Commerce Road                  Novo Industries is a recognized leader in the window coverings industry, manufacturing PVC vertical blinds, ready-made blinds, track systems and components. As of June 14, 2001, Novo Industries annual sales were $133 million.
                                  Novo Industries is a subsidiary of Royal Plastics Group, Inc. of Woodbridge,
                                  Ontario, one of the largest extruders of polyvinyl chloride building products with annual sales of approximately $911 million.

--------------------------------------------------------------------------------------------------------------------------